INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2022
INTANGIBLE ASSETS, NET
Schedule of finite-lived intangible assets

	As of December 31,
	2021	2022
Trademark (1)	$14,983	$15,100
Software	445	72
Total	15,428	15,172
Less: Accumulated amortization	(788)	(2,269)
Intangible assets, net	$14,640	$12,903
(1)	The trademark was identified due to the reverse acquisition of KAH with Haitaoche on June 25, 2021. It has remaining useful life of 8.5 years as of December 31, 2022.